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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Osmo A. Hautanen, Bernard G. Dvorak and John F. Knoeckel, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-1 in connection with the offering by Formus Communications, Inc., a Delaware corporation (the "Company"), of securities ("Securities"), and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Securities with Blue Sky authorities and with the National Association of Securities Dealers, Inc.; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.



Date:              , 1999                            /s/ Osmo A. Hautanen
       ------------                           ---------------------------------
                                              Osmo A. Hautanen


Date:              , 1999                            /s/ William J. Elsner
       ------------                           ---------------------------------
                                              William J. Elsner


Date:              , 1999                            /s/ Steven C. Halstedt
       ------------                           ---------------------------------
                                              Steven C. Halstedt


Date:              , 1999                            /s/ Michael R. Hannon
       ------------                           ---------------------------------
                                              Michael R. Hannon


Date:              , 1999                            /s/ Dr. Michael Hoenig
       ------------                           ---------------------------------
                                              Dr. Michael Hoenig


Date:              , 1999                            /s/ William A. Johnston
       ------------                           ---------------------------------
                                              William A. Johnston

Date:              , 1999                            /s/ Ian Kidson
       ------------                           ---------------------------------
                                              Ian Kidson


Date:              , 1999                            /s/ Kevin J. Maroni
       ------------                           ---------------------------------
                                              Kevin J. Maroni



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Date:              , 1999                            /s/ Trygve E. Myhren
       ------------                           ---------------------------------
                                              Trygve E. Myhren


Date:              , 1999                            /s/ Frederick A. Vierra
       ------------                           ---------------------------------
                                              Frederick A. Vierra


Date:              , 1999                            /s/ James F. Wade
       ------------                           ---------------------------------
                                              James F. Wade


Date:              , 1999                            /s/ Bernard G. Dvorak
       ------------                           ---------------------------------
                                              Bernard G. Dvorak


Date:              , 1999                            /s/ Eric B. Alexander
       ------------                           ---------------------------------
                                              Eric B. Alexander